SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 31, 2001

                           Grange National Banc Corp.
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             (Exact name of registrant as specified in its charter)

            Pennsylvania                0-13599                  23-2314065
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  (State or other jurisdiction      (SEC File No.)             (IRS Employer
          of incorporation)                               Identification Number)

198 E. Tioga Street, Tunkhannock, PA                        18657
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone, including area code:               (570) 836-2100
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                           GRANGE NATIONAL BANC CORP.

                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.  Changes in Registrant's Certifying Accountant
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         On October 31, 2001, the registrant dismissed Daniel Kenia, P.C. as the
Company's independent accountant, and retained Kronick, Kalada, Berdy & Co. as its independent public accountants for the purpose of auditing its financial statements and providing an independent accountant's report thereon. The Registrant has not consulted Kronick, Kalada, Berdy & Co. of the matters set forth in Item 304 (a) (2) of Regulation S-K prior to that date.

         The decision to change accountants was recommended and approved by the board of directors of the Company.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the change in accountant, there were no disagreements with Daniel Kenia, P.C. on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Daniel Kenia, P.C., would have caused Daniel Kenia, P.C. to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the change in accountant, there have been no reportable events of the type required to be disclosed by Item 304 (a) (1) (v) of Regulation S-K.

         The Company has provided Daniel Kenia, P.C. with a copy of the disclosures it is making in response to Item 304 (a) of Regulation S-K. The Company has requested that Daniel Kenia, P.C. review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304 (a) of Regulation S-K and, if not, stating the respects in which it does not agree.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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        (c)  Exhibits.

             16.  Letter from Daniel Kenia, P.C.



                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GRANGE NATIONAL BANC CORP.

Dated: October 31, 2001                  By:  /s/ Thomas A. McCullough
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                                                 Thomas A. McCullough, President
                                                 and Chief Executive Officer



                                       4

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EXHIBIT INDEX

Exhibit No.           Description                               Page
-----------           -----------                               ----

16                    Letter from Daniel Kenia, P.C.            6


                                       5

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